UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4440 El Camino Real, Los Altos CA 94022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 947-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On October 19, 2006, Rambus Inc. (“Rambus”) issued a press release announcing revenue results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.04 – Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

A discussion of the potential acceleration of Rambus’ Zero Coupon Convertible Senior Notes due February 1, 2010 is included in the press release attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

Item 8.01 – Other Events

On October 19, 2006, Rambus issued a press release announcing that, on October 18, 2006, the Audit Committee of its Board of Directors reported to the full Board of Directors its findings in its independent investigation into historical stock option grants by Rambus. The press release also announced that the Board of Directors appointed a Special Litigation Committee to evaluate potential claims or other actions arising from the stock option granting activities. In addition, the press release indicated that it is unlikely that Rambus will be able to complete the further accounting and tax analysis needed to file the financial restatements and delinquent quarterly report, and, thus, will be delinquent on its quarterly report on Form 10-Q for the period ended September 30, 2006, which is due to be filed with the Securities and Exchange Commission on November 9, 2006. The press release disclosed additional related matters. A copy of the press release is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

On October 18, 2006, Rambus’ Board of Directors made modifications to the composition of its Board committees. After giving effect to these modifications, the composition of these committees as of October 18, 2006 is as follows:

Audit Committee: J. Thomas Bentley (Chair), Sunlin Chou and Abraham D. Sofaer

Compensation Committee: Penelope A. Herscher (Chair), Kevin Kennedy and David Shrigley

Corporate Governance/Nominating Committee: Kevin Kennedy (Chair), Sunlin Chou and Penelope A. Herscher

Legal Affairs Committee: Abraham D. Sofaer (Chair) and J. Thomas Bentley

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release titled “Rambus Reports Third Quarter Revenue” dated October 19, 2006.

99.2	Press Release titled “Rambus Provides Update Regarding Independent Stock Option Review” dated October 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2006	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release titled “Rambus Reports Third Quarter Revenue” dated October 19, 2006.

99.2	Press release titled “Rambus Provides Update Regarding Independent Stock Option Review” dated October 19, 2006.